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Semi-Annual Report

December 31, 2001

MuniHoldings
California
Insured
Fund, Inc.

www.mlim.ml.com

                   MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

DEAR SHAREHOLDER

For the six months ended December 31, 2001, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.454 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 6.16%, based on a month-end net asset value of $14.63 per share. Over the same period, the Fund's Common Stock had a total investment return of +4.32%, based on a change in per share net asset value from $14.46 to $14.63, and assuming reinvestment of $0.439 per share income dividends.

For the six-month period ended December 31, 2001, the Fund's Preferred Stock had an average yield as follows: Series A, 1.69%; Series B, 1.86%; Series C, 1.77%; Series D, 1.98%; and Series E, 1.99%.

The Municipal Market Environment

Throughout most of the six-month period ended December 31, 2001, long-term fixed income interest rates exhibited considerable volatility. Additionally, during the period, long-term US Treasury bond yields registered moderate declines, while long-term municipal bond yields rose slightly. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. The consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was recently reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities quickly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier in the fall of 2001. Bond yields rose during November and December, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By December 31, 2001, long-term US Treasury bond yields rose to approximately 5.45%. Over the last six months, however, the generally positive financial environment allowed US Treasury bond yields to decline approximately 30 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during November and December also put upward pressure on municipal bond yields. By the end of December 2001, long-term tax-exempt revenue bond yields rose to approximately 5.60% while during the last six months, tax-exempt bond yields rose approximately 10 basis points.

Investor demand was solid throughout much of 2001. Reports stated that through November 2001, long-term municipal bond funds had net cash inflows of $12.4 billion compared to net outflows of more than $14.3 billion during the same period in 2000. Also, a number of mutual fund families raised over $2.5 billion in new closed-end tax-exempt bond funds during the summer of 2001. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures this past March and April kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to almost 1%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a positive technical environment for municipal bonds in recent months.

Recent investor demand has not been strong enough to outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $150 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the December 2001 quarter, the pace of tax-exempt bond issuance further strengthened with more than $90 billion in long-term municipal bonds underwritten, an increase of nearly 60% compared to the December 2000 quarter. During December 2001, municipalities issued nearly $30 billion in tax-exempt bonds, an increase of more than 80% compared to December 2000 issuance. Recent increases in municipal bond issuance have put considerable pressure on the tax-exempt market, especially in the 10-year-15-year maturity sector. A large number of bond financings in recent months have been heavily weighted in this maturity sector. Investor demand for these maturities, both institutional and retail, has been limited, in part, by seasonal, year-end factors. Also, demand for municipals, in general, has declined as recovering US equity markets have siphoned away interest in tax-exempt products.

Interest rates are likely to remain near current levels in early 2002, as US economic conditions are expected to remain weak. Going forward, however, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages also expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending will result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions


                                      2 & 3

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity may not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

For the six-month period ended December 31, 2001, we maintained a fully invested position, with cash equivalent reserves averaging less than 5% of total assets. We minimized cash reserves because of the extremely tight technical position of the California short-term marketplace, where yields on cash equivalents were below 2% throughout most of the period and currently are below 1%. Our strategy during the past six months was aimed at creating a more defensive market structure within a portfolio that contained 40% leverage and, as previously mentioned, maintained relatively full investment. We raised overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. We employed hedging positions utilizing financial futures in an effort to protect the Fund's net asset value during recent periods of interest rate volatility and purposely underutilized that portion of Fund's assets that can be committed to noninsured paper. The use of leverage allowed the Fund to generate an above-average yield. Therefore, it was not necessary to seek higher yields by investing in lower-quality bonds. At December 31, 2001, 92% of the Fund's total assets were rated AAA by at least one of the bond rating agencies.

The Fund employs leverage to seek to provide a generous current return of tax-exempt income to shareholders. The 200 basis point decline in short-term interest rates engineered by the Federal Reserve Board during the last six months resulted in a material decrease in the Fund's borrowing cost. This decline in combination with a steep tax-exempt yield curve generated a benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and increase yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

February 5, 2002

PROXY RESULTS

During the six-month period ended December 31, 2001, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
1. To elect Directors:  Terry K. Glenn             39,520,203        794,339
                        James H. Bodurtha          39,523,320        791,222
                        Herbert I. London          39,522,920        791,622
                        Roberta Cooper Ramo        39,523,320        791,222
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2001, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
1. To elect Directors: Terry K. Glenn,
   James H. Bodurtha, Joseph L. May,
   Herbert I. London, Andre F. Perold and
   Roberta Cooper Ramo as follows:
                                   Series A           1,821             68
                                   Series B           3,841             10
                                   Series C           3,189              0
                                   Series D           2,787            106
                                   Series E           2,735              0
--------------------------------------------------------------------------------


                                     4 & 5

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                 S&P    Moody's    Face
STATE          Ratings  Ratings   Amount     Issue                                                                           Value
===================================================================================================================================
California--   AAA        Aaa     $ 1,000    ABAG Finance Authority for Nonprofit Corporations, California,
91.6%                                        COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)               $  1,088
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,345    ABC California Unified School District, GO, Series A, 5.625%
                                             due 8/01/2020 (f)                                                                3,490
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,000    Acalanes, California, Unified High School District, GO, 5.80%
                                             due 8/01/2024 (f)                                                                4,196
               --------------------------------------------------------------------------------------------------------------------
               NR*        Aaa       9,550    Alameda County, California, COP, RIB, Series 410, 10.25% due
                                             9/01/2021 (b)                                                                   11,843
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    Alameda County, California, COP, Refunding (Santa Rita Jail
                                             Project), 5.70% due 12/01/2003 (i)                                               2,176
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Anaheim, California, Public Financing Authority, Lease Revenue
                                             Bonds (Public Improvements Project), Senior-Series A, 6% due 9/01/2024 (f)       5,680
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,535    Bakersfield, California, COP, Refunding (Convention Center
                                             Expansion Project), 5.875% due 4/01/2022 (g)                                     4,785
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,885    Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)                     3,957
               --------------------------------------------------------------------------------------------------------------------
                                             Berkeley, California, Unified School District, GO, Series I (f):
               AAA        Aaa       1,000      5.75% due 8/01/2019                                                            1,054
               AAA        Aaa       1,000      5.75% due 8/01/2020                                                            1,055
               AAA        Aaa       4,520      5.875% due 8/01/2024                                                           4,814
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,180    California Community College Financing Authority, Lease
                                             Revenue Bonds (Grossmont-Palomar-Shasta), Series A, 5.625%
                                             due 4/01/2026 (g)                                                                2,281
               --------------------------------------------------------------------------------------------------------------------
                                             California Educational Facilities Authority, Revenue Refunding
                                             Bonds (Occidental College) (g):
               AAA        Aaa       5,815      5.625% due 10/01/2017                                                          6,126
               AAA        Aaa       5,000      5.70% due 10/01/2027                                                           5,221
               --------------------------------------------------------------------------------------------------------------------
                                             California HFA, Home Mortgage Revenue Bonds:
               AAA        Aaa       2,000      Series A, 5.85% due 8/01/2016 (d)(g)                                           2,086
               AA-        Aa2       5,000      Series D, 5.85% due 8/01/2017 (j)                                              5,196
               --------------------------------------------------------------------------------------------------------------------
               A1+        VMIG1@      500    California HFA, M/F Housing Revenue Bonds,
                                             VRDN, AMT, Series C, 1.70% due 2/01/2033 (h)                                       500
               --------------------------------------------------------------------------------------------------------------------
               NR*        Aaa       4,188    California HFA, Revenue Bonds, AMT, Series 412, 10.32% due
                                             8/01/2029 (a)(b)                                                                 4,470
               --------------------------------------------------------------------------------------------------------------------
                                             California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
               AAA        Aaa       2,870      Series A-1, 6% due 8/01/2020                                                   2,963
               AAA        Aaa       5,095      Series C-2, 5.625% due 8/01/2020 (d)                                           5,162
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    California Health Facilities Finance Authority, Insured Health
                                             Facility Revenue Refunding Bonds (Catholic Healthcare West), Series A, 6%
                                             due 7/01/2017 (g)                                                                2,165
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      18,000    California Health Facilities Finance Authority Revenue Bonds
                                             (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                          18,512
               --------------------------------------------------------------------------------------------------------------------
                                             California Health Facilities Finance Authority, Revenue
                                             Refunding Bonds:
               AAA        Aaa       2,500      (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)                     2,674
               AAA        Aaa       4,500      (Children's Hospital), 5.375% due 7/01/2020 (g)                                4,585
               AAA        Aaa       3,950      (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                           4,217
               --------------------------------------------------------------------------------------------------------------------
                                             California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas and Electric), VRDN (h):
               A1+        NR*       1,300      AMT, Series B, 2% due 11/01/2026                                               1,300
               A1+        NR*      30,600      Series C, 2% due 11/01/2026                                                   30,600
               --------------------------------------------------------------------------------------------------------------------
               AA-        Aa2       5,000    California State Department of Veteran Affairs, Home Purpose
                                             Revenue Refunding Bonds, Series C, 6.15% due 12/01/2027                          5,229
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,890    California State Department of Water Resources, Water System
                                             Revenue Refunding Bonds (Central Valley Project), Series Q, 5.375%
                                             due 12/01/2027 (g)                                                               4,963
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    California State, GO, 5.50% due 6/01/2025 (c)                                    2,057
               --------------------------------------------------------------------------------------------------------------------
                                             California State, GO, Refunding:
               AAA        NR*      10,345      5.75% due 12/01/2009 (g)(i)                                                   11,768
               AAA        Aaa      30,000      5.50% due 3/01/2015 (a)                                                       31,609
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,130    California State, GO, Refunding, Veterans, AMT, Series B,
                                             5.45% due 12/01/2017 (g)                                                         4,147
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      20,000    California State Public Works Board, Lease Revenue Bonds
                                             (Various University of California Projects), Series C, 5.125%
                                             due 9/01/2022 (a)                                                               19,961
               --------------------------------------------------------------------------------------------------------------------
                                             California State Public Works Board, Lease Revenue Refunding Bonds:
               AAA        Aaa       5,025      (California State University), Series A, 5.50% due 10/01/2014 (g)              5,293
               AAA        Aaa       8,750      (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)               9,129
               AAA        Aaa       2,625      (Various Community College Projects), Series B, 5.625% due 3/01/2019 (a)       2,729
               AAA        Aaa       2,000      (Various University of California Projects), Series A, 5.40%
                                               due 12/01/2016 (a)                                                             2,070
               --------------------------------------------------------------------------------------------------------------------
               AAA        NR*       9,500    California Statewide Communities Development Authority, COP,
                                             Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)                9,923
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    California Statewide Communities Development Authority, COP
                                             (Sutter Health Obligation Group), 6% due 8/15/2025 (g)                           5,323
               --------------------------------------------------------------------------------------------------------------------
               AAA        NR*       1,090    California Statewide Communities Development Authority Revenue Bonds
                                             (Los Angeles Orthopaedic Hospital Foundation), 5.50% due 6/01/2019 (a)           1,117
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,640    Campbell, California, Unified High School District, GO, 5.70%
                                             due 8/01/2025 (f)                                                                1,728
               --------------------------------------------------------------------------------------------------------------------
                                             Capistrano, California, Unified Public Financing Authority,
                                             Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
               AAA        Aaa      16,770      5.70% due 9/01/2016                                                           17,995
               AAA        Aaa      10,640      5.70% due 9/01/2020                                                           11,192
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       8,705    Castaic Lake, California, Water Agency Revenue Bonds, COP
                                             (Water System Improvement Project), 5.50% due 8/01/2023 (a)                      8,999
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,810    Chaffey, California, Unified High School District, GO, Series
                                             B, 5.375% due 8/01/2022 (c)                                                      6,987
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,995    Chino, California, Unified School District, COP, Refunding,
                                             6.125% due 9/01/2026 (f)                                                         7,475
               --------------------------------------------------------------------------------------------------------------------
                                             Contra Costa, California, Water District, Water Revenue Bonds,
                                             Series G (g):
               AAA        Aaa       4,600      5.75% due 10/01/2004 (i)                                                       5,080
               AAA        Aaa       5,000      5% due 10/01/2024                                                              4,933
               --------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
YCN      Yield Curve Notes
VRDN     Variable Rate Demand Notes


                                     6 & 7

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                 S&P    Moody's    Face
STATE          Ratings  Ratings   Amount     Issue                                                                           Value
===================================================================================================================================
California                                   Contra Costa County, California, COP, Refunding:
(continued)    AAA        Aaa     $ 4,570      (Capital Projects Program), 5.25% due 2/01/2021 (a)                         $  4,621
               AAA        Aaa       6,000      DRIVERS, Series 154, 8.968% due 11/01/2017 (b)(g)                              6,350
               AAA        Aaa       2,000      (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)                2,061
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    Cucamonga, California, County Water District, COP, 5.25% due
                                             9/01/2025 (c)                                                                    2,014
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,750    Culver City, California, Redevelopment Finance Authority,
                                             Revenue Refunding Bonds, Tax Allocation, Series A, 5.60%
                                             due 11/01/2025 (f)                                                               3,911
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,870    Davis, California, Joint Unified School District, Community
                                             Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                             due 8/15/2021 (g)                                                                1,918
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,655    East Side Union High School District, California, Santa Clara
                                             County, GO, Series E, 5% due 9/01/2023 (c)                                       5,581
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       7,000    El Dorado County, California, Public Agency Financing
                                             Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                      7,186
               --------------------------------------------------------------------------------------------------------------------
                                             Escondido, California, COP, Refunding:
               AAA        Aaa       1,000      Series A, 5.75% due 9/01/2024 (c)                                              1,061
               AAA        Aaa       5,000      (Wastewater Project), 5.70% due 9/01/2026 (a)                                  5,207
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Fontana, California, Redevelopment Agency Tax Allocation
                                             Refunding Bonds (Southwest Industrial Park Project), 5%
                                             due 9/01/2022 (g)                                                                4,949
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    Foothill/Eastern Corridor Agency, California, Toll Road
                                             Revenue Refunding Bonds, 5.125% due 1/15/2019 (g)                                2,015
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Fremont, California, Union High School District, Santa Clara
                                             County, GO, Series B, 5.25% due 9/01/2025 (c)                                    5,034
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,455    Fresno, California, Airport Revenue Bonds, AMT, Series B,
                                             5.50% due 7/01/2020 (f)                                                          4,531
               --------------------------------------------------------------------------------------------------------------------
                                             Glendale, California, Unified School District, GO:
               AAA        Aaa       5,200      Series B, 5.125% due 9/01/2023 (f)                                             5,208
               AAA        Aaa       3,450      Series D, 5% due 9/01/2023 (g)                                                 3,405
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,700    Hacienda La Puente, California, Unified School District, GO,
                                             Series A, 5.50% due 8/01/2020 (c)                                                1,772
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,700    Inglewood, California, Unified School District, GO, Series A,
                                             5.60% due 10/01/2024 (c)                                                         1,770
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,300    Irvine, California, Unified School District, Special Tax
                                             (Community Facilities District Number 86-1), 5.375% due 11/01/2020 (a)           2,362
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,665    Irvine, California, Unified School District, Special Tax
                                             Refunding Bonds (Community Facilities District Number 86-1),
                                             5.80% due 11/01/2020 (a)                                                         4,939
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       7,500    La Quinta, California, Redevelopment Agency, Housing Tax
                                             Allocation Bonds (Redevelopment Project Areas Number 1 & 2), 6%
                                             due 9/01/2025 (g)                                                                8,077
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,000    Long Beach, California, Bond Finance Authority, Lease Revenue
                                             Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                             due 5/01/2024 (a)                                                                4,035
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,740    Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                             5/15/2020 (g)                                                                    3,765
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,590    Long Beach, California, Water Revenue Refunding Bonds, Series
                                             A, 5% due 5/01/2024 (g)                                                          3,538
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      10,650    Los Altos, California, School District GO, Series A, 5% due
                                             8/01/2023 (f)                                                                   10,511
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      12,265    Los Angeles, California, Community College District, GO,
                                             Series A, 5.50% due 8/01/2020 (g)                                               12,784
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      11,000    Los Angeles, California, Convention and Exhibition Center
                                             Authority, Lease Revenue Refunding Bonds, DRIVERS, Series 162, 5.375%
                                             due 8/15/2018 (b)(g)                                                            11,651
               --------------------------------------------------------------------------------------------------------------------
                                             Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Bonds (f)(i):
               AAA        Aaa       2,000      5.25% due 6/15/2004                                                            2,150
               AAA        Aaa      11,730      5.50% due 6/15/2004                                                           12,679
               --------------------------------------------------------------------------------------------------------------------
                                             Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds:
               A+         Aaa       1,510      5.875% due 2/15/2005 (i)                                                       1,662
               A+         Aa3         490      5.875% due 2/15/2020                                                             506
               NR*        Aa3       4,000      RIB, Series 370, 10.25% due 2/15/2024 (b)                                      4,725
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       8,250    Los Angeles, California, Department of Water and Power,
                                             Waterworks Revenue Bonds, 6.10% due 10/15/2009 (c)(i)                            9,565
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,960    Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                             Senior Series G, 5.65% due 1/01/2014 (f)                                         4,056
               --------------------------------------------------------------------------------------------------------------------
                                             Los Angeles, California, Unified School District, GO:
               AAA        Aaa       5,415      Series B, 5% due 7/01/2023 (c)                                                 5,345
               AAA        Aaa       1,890      Series C, 5.625% due 7/01/2015 (g)                                             2,017
               AAA        Aaa       1,710      Series D, 5.375% due 7/01/2025 (c)                                             1,744
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,000    Los Angeles, California, Wastewater System Revenue Bonds,
                                             Series A, 5% due 6/01/2023 (c)                                                   2,961
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       7,370    Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior
                                             Series B, 5.25% due 7/01/2023 (a)                                                7,391
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Menlo Park, California, Community Development Agency, Tax
                                             Allocation (Las Pulgas Community Development Project), 5.50%
                                             due 6/01/2025 (a)                                                                5,184
               --------------------------------------------------------------------------------------------------------------------
               A1+        VMIG1@    2,000    Metropolitan Water District of Southern California, Waterworks
                                             Revenue Bonds, VRDN, Series C-1, 1.75% due 7/01/2036 (h)                         2,000
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,500    Mojave, California, Water Agency, GO, Refunding (Improvement
                                             District--Morongo Basin), 5.80% due 9/01/2022 (c)                                3,722
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    Montebello, California, Community Redevelopment Agency,
                                             Housing Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                  2,059
               --------------------------------------------------------------------------------------------------------------------
               AAA        NR*       2,315    Morgan Hill, California, Unified School District, GO, 5.75%
                                             due 8/01/2019 (c)                                                                2,462
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      16,000    Norco, California, Redevelopment Agency, Tax Allocation Bonds,
                                             Refunding (Norco Redevelopment Project--Area Number 1), 5.75%
                                             due 3/01/2026 (g)                                                               16,718
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,140    North City West, California, School Facilities Financing
                                             Authority, Special Tax Refunding Bonds, Series B, 6% due 9/01/2019 (f)           2,325
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,000    Northern California Power Agency, Public Power Revenue
                                             Refunding Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                             due 7/01/2023 (g)                                                                3,005
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,745    Northridge, California, Water District Revenue Refunding
                                             Bonds, COP (1993 Project and 2001 Project), 5.25% due 2/01/2021 (a)              2,786
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       9,995    Oakland, California, Alameda County Unified School District,
                                             GO, Refunding, Series C, 5.50% due 8/01/2019 (c)                                10,209
               --------------------------------------------------------------------------------------------------------------------
                                             Oakland, California, Alameda County Unified School District,
                                             GO, Series F (g):
               AAA        Aaa       5,245      5.625% due 8/01/2021                                                           5,486
               AAA        Aaa       6,000      5.50% due 8/01/2024                                                            6,199
               --------------------------------------------------------------------------------------------------------------------
                                             Oakland, California, GO:
               AAA        Aaa       2,500      Measure 1, 5.85% due 12/15/2022 (c)                                            2,682
               AAA        Aaa       1,300      Measure K, Series C, 5.80% due 12/15/2018 (g)                                  1,395
               --------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                 S&P    Moody's    Face
STATE          Ratings  Ratings   Amount     Issue                                                                           Value
===================================================================================================================================
California     AAA        Aaa     $ 7,105    Oakland, California, Joint Powers Financing Authority, Lease
(continued)                                  Revenue Bonds (Oakland Administration Buildings), 5.75%
                                             due 8/01/2021 (a)                                                             $  7,536
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,500    Oakland, California, State Building Authority, Lease Revenue
                                             Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                          2,468
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,705    Oakland, California, Unified School District, GO (Alameda
                                             County), Series F, 5.625% due 8/01/2020 (g)                                      3,883
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       7,500    Ontario-Montclair, California, School District, COP, Refunding
                                             (Capital Projects), 5.625% due 9/01/2007 (f)(i)                                  8,418
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,750    Palm Desert, California, Financing Authority, Tax Allocation
                                             Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                             due 4/01/2018 (g)                                                                5,933
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,000    Palm Springs, California, COP, Refunding (Multiple Capital
                                             Facilities Project), 5.75% due 4/01/2017 (a)                                     1,063
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,000    Pittsburg, California, Public Financing Authority, Water
                                             Revenue Bonds, 5.50% due 6/01/2027 (g)                                           4,111
               --------------------------------------------------------------------------------------------------------------------
                                             Pleasanton, California, Unified School District, GO:
               AAA        Aaa       2,700      Series D, 5.375% due 8/01/2023 (g)                                             2,748
               AAA        Aaa       9,100      Series E, 5.50% due 8/01/2025 (c)                                              9,366
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       4,350    Pomona, California, Public Financing Authority, Revenue
                                             Refunding Bonds (Southwest Pomona Redevelopment Project), Series W, 5%
                                             due 2/01/2024 (g)                                                                4,287
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                             5.375% due 11/01/2025 (g)                                                        2,017
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Port Oakland, California, Port Revenue Refunding Bonds, Series
                                             I, 5.40% due 11/01/2017 (g)                                                      5,174
               --------------------------------------------------------------------------------------------------------------------
                                             Port Oakland, California, Revenue Bonds, AMT, Series K (c):
               AAA        Aaa       3,500      5.75% due 11/01/2014                                                           3,699
               AAA        Aaa      17,120      5.75% due 11/01/2029                                                          17,690
               --------------------------------------------------------------------------------------------------------------------
                                             Richmond, California, Joint Powers Financing Authority, Tax
                                             Allocation Revenue Bonds, Series A (g):
               AAA        Aaa       1,980      5.50% due 9/01/2016                                                            2,092
               AAA        Aaa       2,090      5.50% due 9/01/2017                                                            2,195
               AAA        Aaa       2,205      5.50% due 9/01/2018                                                            2,304
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,000    Roseville, California, Electric System Revenue Bonds, COP,
                                             5.50% due 2/01/2024 (f)                                                          3,099
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    Sacramento, California, City Financing Authority, Lease
                                             Revenue Refunding Bonds (California EPA Building), Series A, 5.25%
                                             due 5/01/2019 (a)                                                                5,056
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,000    Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series K, 5.70% due 7/01/2017 (a)                                 6,613
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      10,825    Sacramento, California, Municipal Utility District, Electric
                                             Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)                     10,848
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,500    Sacramento, California, Power Authority Revenue Bonds
                                             (Cogeneration Project), 5.875% due 7/01/2015 (g)                                 3,792
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,440    San Bernardino, California, Joint Powers Financing Authority,
                                             Lease Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                                             due 12/01/2020 (g)                                                               5,589
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    San Bernardino, California, Joint Powers Financing Authority,
                                             Tax Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                             10/01/2025 (f)                                                                   5,287
               --------------------------------------------------------------------------------------------------------------------
               AAA        NR*       1,480    San Bernardino County, California, COP, Refunding (Medical
                                             Center Financing Project), 5.50% due 8/01/2019 (g)                               1,520
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,055    San Diego, California, Public Facilities Financing Authority,
                                             Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                           5,084
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,795    San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                                 7,009
               --------------------------------------------------------------------------------------------------------------------
                                             San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series:
               AAA        Aaa       5,830      Issue 10-A, 5.50% due 5/01/2013 (g)                                            6,012
               AAA        Aaa       5,750      Issue 12-A, 5.80% due 5/01/2021 (c)                                            5,902
               AAA        Aaa       6,430      Issue 24-A, 5.50% due 5/01/2024 (f)                                            6,526
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       8,900    San Francisco, California, State Building Authority, Lease
                                             Revenue Bonds (San Francisco Civic Center Complex), Series A, 5.25%
                                             due 12/01/2021 (a)                                                               8,966
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      18,100    San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds, DRIVERS, Series 158, 9.088% due 8/01/2014 (b)(g)               19,791
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    San Jose-Santa Clara, California, Water Financing Authority,
                                             Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                         2,039
               --------------------------------------------------------------------------------------------------------------------
                                             San Juan, California, Unified School District, GO (c):
               AAA        Aaa       3,955      5.625% due 8/01/2018                                                           4,191
               AAA        Aaa       3,830      5.625% due 8/01/2019                                                           4,042
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    San Mateo-Foster City, California, School District, GO, 5.30%
                                             due 8/01/2029 (c)                                                                5,059
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      14,000    Santa Clara, California, Redevelopment Agency, Tax Allocation
                                             Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)               14,520
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,000    Santa Clara, California, Unified School District, GO, 5.50%
                                             due 7/01/2020 (c)                                                                1,042
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,205    Santa Clara County, California, East Side Union High School
                                             District, GO, Series E, 5% due 9/01/2022 (c)                                     6,142
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       9,750    Santa Clara County, California, Financing Authority, Lease
                                             Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)                         9,650
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       9,000    Santa Fe Springs, California, Community Development,
                                             Commission Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                             Project), Series A, 5% due 9/01/2022 (g)                                         8,897
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,110    Santa Monica, California, Redevelopment Agency, Tax Allocation
                                             Bonds (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)          5,521
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,500    South County, California, Regional Wastewater Authority,
                                             Revenue Refunding Bonds (Regional Wastewater Facilities Project),
                                             Series A, 5% due 8/01/2022 (g)                                                   2,465
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,000    South Placer, California, Wastewater Authority, Wastewater
                                             Revenue Bonds, Series A, 5.25% due 11/01/2027 (c)                                5,031
               --------------------------------------------------------------------------------------------------------------------
               A1+        VMIG1@      300    Southern California Public Power Authority, Power Project
                                             Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C, 1.35%
                                             due 7/01/2017 (a)(h)                                                               300
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      12,800    Southern California Public Power Authority, Revenue Refunding
                                             Bonds (Power Project), DRIVERS, Series 157, 9.097% due 7/01/2017 (b)(c)         14,154
               --------------------------------------------------------------------------------------------------------------------
                                             Tahoe Truckee, California, Unified School District, GO, Series A (c)(i):
               AAA        Aaa       3,370      Improvement District Number 1, 5.75% due 8/01/2009                             3,821
               AAA        Aaa       5,000      Improvement District Number 2, 5.75% due 8/01/2009                             5,668
               --------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                 S&P    Moody's    Face
STATE          Ratings  Ratings   Amount     Issue                                                                           Value
===================================================================================================================================
California     AAA        Aaa     $13,250    Tracy, California, Area Public Facilities Financing Agency,
(concluded)                                  Special Tax Refunding Bonds (Community Facilities District Number 87-1),
                                             Series H, 5.875% due 10/01/2019 (g)                                           $ 14,276
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       6,000    University of California, COP, Series A, 5.25% due 11/01/2024 (a)                6,042
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       9,875    University of California, Hospital Revenue Bonds (University
                                             of California Medical Center), 5.75% due 7/01/2015 (a)                          10,374
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       2,000    University of California Revenue Bonds (Research Facilities),
                                             Series D, 5% due 9/01/2024 (f)                                                   1,970
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      17,200    University of California, Revenue Refunding Bonds (Multiple
                                             Purpose Projects), Series E, 5.125% due 9/01/2020 (g)                           17,291
===================================================================================================================================
Puerto Rico--                                 Puerto Rico Commonwealth, GO (g):
6.8%           AAA        Aaa       4,515      5.375% due 7/01/2021                                                           4,607
               AAA        Aaa       5,825      Public Improvement, 5.75% due 7/01/2010 (i)                                    6,547
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,325    Puerto Rico Commonwealth, GO, Public Improvement, Refunding,
                                             5.125% due 7/01/2030 (f)                                                         3,283
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa      10,000    Puerto Rico Commonwealth, GO, Refunding, YCN, 10.132% due
                                             7/01/2020 (b)(f)                                                                10,700
               --------------------------------------------------------------------------------------------------------------------
                                             Puerto Rico Commonwealth Highway and Transportation Authority,
                                             Transportation Revenue Bonds, Series B:
               AAA        Aaa       2,000      5.75% due 7/01/2017 (g)                                                        2,151
               A          Baa1      7,670      6% due 7/01/2026                                                               8,051
               --------------------------------------------------------------------------------------------------------------------
                                             Puerto Rico Electric Power Authority, Power Revenue Bonds:
               AAA        Aaa       1,000      Series HH, 5.75% due 7/01/2010 (f)(i)                                          1,131
               AAA        Aaa       9,650      Series HH, 5.30% due 7/01/2020 (f)                                             9,843
               AAA        Aaa       5,000      Series HH, 5.25% due 7/01/2029 (f)                                             5,017
               AAA        Aaa       4,530      Series II, 5.375% due 7/01/2019 (g)                                            4,689
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,100    Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due 8/01/2017 (f)      1,154
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       1,000    Puerto Rico Municipal Finance Agency Revenue Bonds, Series A,
                                             5.50% due 7/01/2017 (f)                                                          1,042
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       5,185    Puerto Rico Public Buildings Authority, Revenue Refunding
                                             Bonds, Series L, 5.50% due 7/01/2021 (f)                                         5,526
               --------------------------------------------------------------------------------------------------------------------
               AAA        Aaa       3,470    University of Puerto Rico, University Revenue Refunding Bonds,
                                             Series O, 5.75% due 6/01/2018 (g)                                                3,693
===================================================================================================================================
               Total Investments (Cost--$933,148)--98.4%                                                                    969,199

               Variation Margin on Financial Futures Contracts**--0.0%                                                           (8)

               Other Assets Less Liabilities--1.6%                                                                           15,541
                                                                                                                           --------
               Net Assets--100.0%                                                                                          $984,732
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(i)   Prerefunded.
(j) All or a portion of security held as collateral in connection with open financial futures contract.
  *   Not Rated.
 **   Financial futures contracts sold as of December 31, 2001 were as follows:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                                 Expiration
Contracts         Issue                                      Date         Value
--------------------------------------------------------------------------------
   400      US Treasury Notes                             March 2002     $42,056
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$42,048)                                          $42,056
                                                                         =======
--------------------------------------------------------------------------------
 @    Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of December 31, 2001
==================================================================================================================================
Assets:        Investments, at value (identified cost--$933,148,124) .............................                    $969,199,370
               Cash ..............................................................................                       2,195,767
               Receivables:
                 Interest ........................................................................   $  16,804,593
                 Securities sold .................................................................       4,348,444      21,153,037
                                                                                                     -------------
               Prepaid expenses ..................................................................                          37,598
                                                                                                                      ------------
               Total assets ......................................................................                     992,585,772
                                                                                                                      ------------
==================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ............................................................       6,820,220
                 Dividends and distributions to shareholders .....................................         454,898
                 Investment adviser ..............................................................         413,233
                 Variation margin ................................................................           8,391       7,696,742
                                                                                                     -------------
               Accrued expenses and other liabilities ............................................                         156,928
                                                                                                                      ------------
               Total liabilities .................................................................                       7,853,670
                                                                                                                      ------------
==================================================================================================================================
Net Assets:    Net assets ........................................................................                    $984,732,102
                                                                                                                      ============
==================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (15,600 shares of AMPS* issued
                 and outstanding at $25,000 per share liquidation preference) ....................                    $390,000,000
                 Common Stock, par value $.10 per share (40,657,301 shares issued and outstanding)   $   4,065,730
               Paid-in capital in excess of par ..................................................     599,851,687
               Undistributed investment income-net ...............................................       3,965,232
               Accumulated realized capital losses on investments--net ...........................     (49,193,402)
               Unrealized appreciation on investments--net .......................................      36,042,855
                                                                                                     -------------
               Total--Equivalent to $14.63 net asset value per share of Common Stock (market
               price--$14.39) ....................................................................                     594,732,102
                                                                                                                      ------------
               Total capital .....................................................................                    $984,732,102
                                                                                                                      ============
==================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

STATEMENT OF OPERATIONS

                     For the Six Months Ended December 31, 2001
=======================================================================================================
Investment Income:   Interest ............................................                  $26,060,261
=======================================================================================================
Expenses:            Investment advisory fees ............................   $ 2,763,195
                     Commission fees .....................................       507,121
                     Reorganization expenses .............................       133,075
                     Accounting services .................................       147,497
                     Professional fees ...................................        43,703
                     Custodian fees ......................................        34,105
                     Transfer agent fees .................................        30,243
                     Directors' fees and expenses ........................        28,612
                     Pricing fees ........................................        19,776
                     Listing fees ........................................        17,812
                     Printing and shareholder reports ....................        16,702
                     Other ...............................................        30,873
                                                                             -----------
                     Total expenses before reimbursement .................     3,772,714
                     Reimbursement of expenses ...........................      (196,564)
                                                                             -----------
                     Total expenses after reimbursement ..................                    3,576,150
                                                                                            -----------
                     Investment income--net ..............................                   22,484,111
                                                                                            -----------
=======================================================================================================
Realized &           Realized gain on investments--net ...................                      491,625
Unrealized Gain on   Change in unrealized appreciation on investments--net                    5,598,854
Investments--Net:                                                                           -----------
                     Net Increase in Net Assets Resulting from Operations                   $28,574,590
                                                                                            ===========
=======================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             December 31,        June 30,
                   Increase (Decrease) in Net Assets:                                            2001              2001
===========================================================================================================================
Operations:        Investment income--net ................................................   $  22,484,111    $  40,550,353
                   Realized gain on investments--net .....................................         491,625       16,972,747
                   Change in unrealized appreciation/depreciation on investments--net ....       5,598,854       22,975,152
                                                                                             -------------    -------------
                   Net increase in net assets resulting from operations ..................      28,574,590       80,498,252
                                                                                             -------------    -------------
===========================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock ........................................................     (17,843,595)     (28,946,820)
Shareholders:        Preferred Stock .....................................................      (3,681,751)     (11,672,378)
                   Realized gain on investments--net:
                     Common Stock ........................................................        (179,258)              --
                     Preferred Stock .....................................................         (61,447)              --
                                                                                             -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders .......................................................     (21,766,051)     (40,619,198)
                                                                                             -------------    -------------
===========================================================================================================================
Capital Stock      Proceeds from issuance of Common Stock resulting from reorganization ..              --       79,684,287
Transactions:      Proceeds from issuance of Preferred Stock resulting from reorganization              --       49,000,000
                                                                                             -------------    -------------
                   Net increase in net assets derived from capital stock transactions ....              --      128,684,287
                                                                                             -------------    -------------
===========================================================================================================================
Net Assets:        Total increase in net assets ..........................................       6,808,539      168,563,341
                   Beginning of period ...................................................     977,923,563      809,360,222
                                                                                             -------------    -------------
                   End of period* ........................................................   $ 984,732,102    $ 977,923,563
                                                                                             =============    =============
===========================================================================================================================
                  *Undistributed investment income--net ..................................   $   3,965,232    $   2,812,682
                                                                                             =============    =============
===========================================================================================================================

See Notes to Financial Statements


                                    14 & 15

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

FINANCIAL HIGHLIGHTS

                                                                                                                          For the
                     The following per share data and ratios have been                                                     Period
                     derived from information provided in the           For the Six                                       Feb. 27,
                     financial statements.                             Months Ended    For the Year Ended June 30,       1998+ to
                                                                          Dec. 31,   --------------------------------     June 30,
                     Increase (Decrease) in Net Asset Value:                2001       2001       2000         1999         1998
==================================================================================================================================
Per Share            Net asset value, beginning of period ............... $  14.46   $  13.31   $  14.38     $  14.96     $  15.00
Operating                                                                 --------   --------   --------     --------     --------
Performance:         Investment income--net .............................      .55@@     1.10@@     1.11         1.13          .38
                     Realized and unrealized gain (loss) on
                     investments--net ...................................      .15       1.17      (1.03)        (.57)         .01
                                                                          --------   --------   --------     --------     --------
                     Total from investment operations ...................      .70       2.27        .08          .56          .39
                                                                          --------   --------   --------     --------     --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................     (.44)      (.79)      (.81)        (.80)        (.21)
                       Realized gain on investments--net ................       --@@@      --         --         (.03)          --
                                                                          --------   --------   --------     --------     --------
                     Total dividends and distributions to Common Stock
                     shareholders .......................................     (.44)      (.79)      (.81)        (.83)        (.21)
                                                                          --------   --------   --------     --------     --------
                     Capital charge resulting from issuance of Common
                     Stock ..............................................       --         --         --           --         (.03)
                                                                          --------   --------   --------     --------     --------
                     Effect of Preferred Stock:
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income--net .........................     (.09)      (.33)      (.34)        (.30)        (.10)
                         Realized gain on investments--net ..............       --@@@      --         --         (.01)          --
                       Capital charge resulting from issuance of
                       Preferred Stock ..................................       --         --         --           --         (.09)
                                                                          --------   --------   --------     --------     --------
                     Total effect of Preferred Stock ....................     (.09)      (.33)      (.34)        (.31)        (.19)
                                                                          --------   --------   --------     --------     --------
                     Net asset value, end of period ..................... $  14.63   $  14.46   $  13.31     $  14.38     $  14.96
                                                                          ========   ========   ========     ========     ========
                     Market price per share, end of period .............. $  14.39   $  13.18   $12.3125     $  13.00     $  15.00
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Total Investment     Based on market price per share ....................   12.57%@    13.67%      1.06%       (8.34%)       1.42%@
Return:**                                                                 ========   ========   ========     ========     ========
                     Based on net asset value per share .................    4.32%@    15.36%     (1.23%)       1.66%        1.15%@
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses*** .........................    1.13%*     1.13%      1.20%        1.09%         .38%*
Of Common Stock:                                                          ========   ========   ========     ========     ========
                     Total expenses, excluding reorganization expenses***    1.19%*     1.22%      1.31%        1.23%        1.19%*
                                                                          ========   ========   ========     ========     ========
                      Total expenses*** .................................    1.23%*     1.29%      1.50%        1.23%        1.19%*
                                                                          ========   ========   ========     ========     ========
                      Total investment income--net*** ...................    7.35%*     7.71%      8.50%        7.42%        8.00%*
                                                                          ========   ========   ========     ========     ========
                      Amount of dividends to Preferred Stock shareholders    1.20%*     2.22%      2.66%        1.93%        2.15%*
                                                                          ========   ========   ========     ========     ========
                      Investment income--net, to Common Stock
                      shareholders ......................................    6.15%*     5.49%      5.84%        5.49%        5.85%*
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Total Average Net     reorganization expenses ...........................     .69%*      .67%       .69%         .67%         .24%*
Assets:***++                                                              ========   ========   ========     ========     ========
                      Total expenses, excluding reorganization expenses .     .72%*      .73%       .75%         .75%         .75%*
                                                                          ========   ========   ========     ========     ========
                      Total expenses ....................................     .75%*      .77%       .86%         .75%         .75%*
                                                                          ========   ========   ========     ========     ========
                      Total investment income--net ......................    4.48%*     4.60%      4.85%        4.53%        5.05%*
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .........    1.87%*     3.28%      3.54%        3.02%        3.65%*
Average Net Assets                                                        ========   ========   ========     ========     ========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period
                      (in thousands) .................................... $594,732   $587,924   $468,360     $141,073     $146,717
                                                                          ========   ========   ========     ========     ========
                      Preferred Stock outstanding, end of period (in
                      thousands) ........................................ $390,000   $390,000   $341,000     $ 96,000     $ 96,000
                                                                          ========   ========   ========     ========     ========
                      Portfolio turnover ................................   21.19%     63.37%    105.22%       82.36%       64.17%
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ......................... $  2,525   $  2,507   $  2,373     $  2,470     $  2,528
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================
Dividends Per         Series A--Investment income--net .................. $    213   $    793   $    915     $    775     $    262
Share on Preferred                                                        ========   ========   ========     ========     ========
Stock Outstanding:+++ Series B--Investment income--net .................. $    235   $    533   $    830     $    735     $    257
                                                                          ========   ========   ========     ========     ========
                      Series C--Investment income--net .................. $    222   $    812   $    284           --           --
                                                                          ========   ========   ========     ========     ========
                      Series D--Investment income--net .................. $    249   $    853   $    288           --           --
                                                                          ========   ========   ========     ========     ========
                      Series E--Investment income--net .................. $    250   $    813   $    314           --           --
                                                                          ========   ========   ========     ========     ========
==================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   Includes Common and Preferred Stock average net assets.
+++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $193,785 increase in cost of securities (which in return results in a corresponding $193,785 decrease in unrealized appreciation and a corresponding $193,785 increase in undistributed net investment income), based on securities held by the Fund as of June 30, 2001.

The effect of this change for the six months ended December 31, 2001 was to increase net investment income by $43,420 and decrease net unrealized appreciation by $237,205. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2001, FAM earned fees of $2,763,195, of which $196,564 was waived.

For the six months ended December 31, 2001, the Fund reimbursed FAM $14,480 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were $216,732,179 and $199,855,753, respectively.

Net realized gains (losses) for the six months ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...................       $ 3,086,462        $ 36,051,246
Financial futures contracts .............        (2,594,837)             (8,391)
                                                -----------        ------------
Total ...................................       $   491,625        $ 36,042,855
                                                ===========        ============
--------------------------------------------------------------------------------

As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $36,051,246, of which $37,882,700 related to appreciated securities and $1,831,454 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $933,148,124.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any


                                    18 & 19

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 2001 remained constant and shares for the year ended June 30, 2001 increased by 5,462,575 as a result of issuance of Common Stock from reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2001 were: Series A, 1.60%; Series B, 1.65%; Series C, 1.80%; Series D, 1.85%; and Series E, 1.50%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2001, MLPF&S earned $229,997 as commissions.

5. Capital Loss Carryforward:

At June 30, 2001, the Fund had a net capital loss carryforward of approximately $49,664,000, of which $4,346,000 expires in 2006, $11,978,000 expires in 2007, $7,895,000 expires in 2008 and $25,445,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 3, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079380 per share, payable on January 30, 2002 to shareholders of record as of January 15, 2002.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                 92.5%
AA/Aa ..................................................                  1.6
A/A ....................................................                  0.8
Other+ .................................................                  3.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                    20 & 21

                   MuniHoldings California Insured Fund, Inc., December 31, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniHoldings California Insured Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

                        [GRAPHIC OMITTED]

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest of which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            #HOLDCA--12/01